BRIDGE LOAN AGREEMENT


     THIS BRIDGE LOAN AGREEMENT (the "Agreement") is made and entered into as of this 18th day of December, 2001 (the "Effective Date"), by and among Innovative Gaming Corporation of America, a Minnesota corporation (the "Company"), with its principal place of business at 333 Orville Wright Court, Las Vegas, NV 89119, and GET USA, Inc., a Nevada corporation ("GET USA").

                                    RECITALS

     WHEREAS, the Company currently needs capital to fund its operations until such time as it is able to secure additional equity capital; and

     WHEREAS, GET USA desires to advance funds to the Company on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT


1.   Loan Amount.
      -----------

     (a) Maximum Amount. On the terms and subject to the conditions  hereof, GET
         --------------
USA and/or one or more of its Affiliates (as such term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) may advance (an "Advance" or the "Advances" as the case may be), from time to time in one or more installments, up to an aggregate of US$750,000 to the Company. GET USA may make Advances on such dates and in such amounts as the parties may agree.

     (b) No Minimum  Commitment.  Notwithstanding  any other  provision  in this
         ----------------------
Agreement to the contrary, neither GET USA nor its Affiliates shall have any obligation to make any minimum number or amount of Advances to the Company.

2.  Issuance of  Convertible  Promissory  Note(s).  Upon the  execution  of this
    ---------------------------------------------
Agreement, the Company agrees to issue, upon the receipt of each Advance, a convertible promissory note (the "Note(s)") made payable to the order of GET USA in the maximum principal amount of US$750,000 and in the form attached hereto as Exhibit A. The Note(s) shall bear simple interest at the rate of ten percent (10%) per annum, and all principal and accrued interest shall be due and payable on the six-month anniversary of the date of this Agreement (the "Maturity Date"). The Company shall have the right to prepay the Note(s) in whole or in part at any time, without premium or penalty, upon providing ten (10) days' prior written notice to GET USA.

3.  Conversion.  GET USA shall have the irrevocable  right to convert all or any
    ----------
portion of the principal balance under the outstanding Note(s) into shares of common stock ("Common Stock") of the Company at any time after the date hereof. The conversion price of the Note(s) shall be equal to the ten (10) day trailing average of the closing bid price of the Company's Common Stock as quoted on the Nasdaq SmallCap Market, or other over-the-counter market (i.e., the "Electronic


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

Bulletin Board" or "Pink Sheets") in the event the Company fails to comply with Nasdaq's continued listing requirements and is delisted. The conversion of this Note will be deemed to have been made at the close of business on the date on which the Note(s) has been surrendered for conversion with the conversion notice duly executed (the "Conversion Date"). The Conversion Date shall be used in determining the commencement of the ten (10) day look-back period. The shares of Common Stock issuable upon conversion of the Note(s) are referred to as the "Conversion Securities" and shall be registered with the Securities and Exchange ("SEC") as described in Section 7 hereinbelow. The conversion feature of the Note shall be subject to restrictions required by gaming laws, securities laws and NASDAQ requirements with respect to percentage of ownership, regulatory approvals and shareholder approvals, if any, triggered by (i) the total number of shares into which the Note converts, and/or (ii) the total number of shares held by GET USA and its affiliates.

4.   Representations  and Warranties of the Company.  The Company represents and
     ----------------------------------------------
warrants to GET USA as follows:

         (a) Organization.  The Company is a corporation duly organized, validly
             ------------
existing and in good standing under the laws of the State of Minnesota and has the requisite corporate power and authority to own, lease or operate its properties and to carry on its business as it is now being conducted and as it is proposed to be conducted. In addition, each subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota or Nevada and has the requisite corporate power and authority to own, lease or operate its properties and assets to carry on its business as it is now being conducted and as it is proposed to be conducted. Further, the Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it to be qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company.

         (b) Authorization. The Company has the corporate power and authority to
             -------------
execute and deliver this Agreement and to perform its obligations hereunder, including the issuance of the Note(s) and the Conversion Securities. This Agreement has been duly authorized by all necessary corporate action on behalf of the Company, has been duly executed and delivered by authorized officers of the Company, is a valid and binding agreement on the part of the Company and is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. The Note(s), when issued pursuant to this Agreement, will be duly authorized and represent valid and binding agreements on the part of the Company enforceable against it in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate actions necessary for reservation and issuance of the Conversion Securities has been taken. The Conversion Securities when issued pursuant to conversion of the Note(s) will be duly authorized, validly issued, fully paid and non-assessable, and free and clear of any and all liens, charges, claims, encumbrances and preemptive rights.

       (c) No Violation. Neither the execution and delivery of this Agreement or
           ------------
any Note(s) by the Company, nor the performance by the Company of its obligations hereunder, nor the consummation of the transactions contemplated hereby or thereby will: (a) conflict with or result in any breach of any provision of the Certificate of Incorporation or By-Laws of the Company; (b)


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

result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lease, mortgage, license, agreement or other instrument or obligation to which the Company is a party or by which any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which, in the aggregate, would not result in a material adverse effect on the Company; (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets, except for violations which would not result in a material adverse effect on the Company; or (d) result in the creation or imposition of any liens, charges or encumbrances upon any assets of the Company.

         (d) SEC Filings.  The Company has timely  filed all reports  (including
             -----------
annual, quarterly and periodic reports), registration statements and other filings with the SEC required to be filed by it pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act. All such reports, registration statements and other filings (including all notes, exhibits and schedules thereto, all documents incorporated by reference therein, and any amendments thereto) are collectively referred to herein as the "SEC Filings." As of their respective dates of filing with the Commission, the SEC Filings complied in all material respects with all of the rules and regulations of the SEC and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company warrants that it will timely file with the SEC all SEC Filings required to be filed under the Exchange Act and any other documents required to meet the public information requirements of Rule 144(c) under the Securities Act.

         (e)  Financial  Statements.  The  financial  statements  of the Company
              ---------------------
included in the SEC Filings (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments and the omission of footnotes). The Company has no material liabilities, known or unknown, absolute, contingent or otherwise, except for (i) liabilities that are set forth in the Financial Statements, the notes thereto or the SEC Filings and
(ii) liabilities that have been incurred in the ordinary course of business since the date of the most recent Financial Statements.

            (f) No Material  Adverse Change.  There have not been any changes in
                ---------------------------
the assets, properties, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except for (i) changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse and (ii) the Company's continued operating losses and negative cash flow.

         (g) Authorized Capital Stock;  Outstanding  Securities.  The authorized
             --------------------------------------------------
capital stock of the Company is as set forth in the Company's most recent quarterly report on Form 10-Q. All issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and non-assessable. In addition, all issued and outstanding options, warrants and rights (if any) to purchase shares of Common Stock have been duly authorized and validly issued. As of the date hereof, the Company has the following issued and outstanding securities: (i) 24,702,198 shares of Common Stock (including shares for which instructions have been issued to the Company's Transfer Agent for issuance in the ordinary course of business); (ii) convertible preferred stock as shown on Exhibit C; and (iii) options, warrants and rights (if any) to purchase 7,258,450 shares of Common Stock, with an average life of 4.97 years and weighted average exercise price of US$2.01 per


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

share. Except as set forth in the preceding sentence, there are no other outstanding securities of the Company. All of the issued and outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.

          (h)  Intellectual  Property.  The Company owns or  possesses  adequate
               ----------------------
legal rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, domain names, governmental authorizations, trade secrets and know-how that are used or necessary for the conduct of its business. The Company has not received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company.

            (i)  U.S.   Securities   Laws.   Subject  to  the  accuracy  of  the
                 ------------------------
representations of GET USA in Section 5, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery to GET USA of the Note(s) or the Conversion Securities other than the filing with the SEC of a notice on Form D pursuant to Regulation D under the Securities Act, and the qualification thereof, if required, under applicable state securities laws, which qualification has been or will be effected as a condition of the sale of the Note(s) and the issuance and sale of the Conversion Securities. Under the circumstances contemplated by this Agreement, the offer, issuance, sale and delivery of the Note(s) will not, under current laws and regulations, require compliance with the prospectus delivery or registration requirements of the Securities Act.

          (j)  Litigation.   There  are  no  actions,   suits,   proceedings  or
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investigations  pending or, to the best of the Company's  knowledge,  threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body (gaming or otherwise), agency or official in which there is a reasonable likelihood (in the judgment of management of the Company) of an adverse decision that (a) would have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) would impair the ability of the Company to perform in any material respect its obligations under this Agreement. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality that, individually or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

          (k) Assets.  The Company has good and  marketable  title to all assets
              ------
reflected as owned in the Financial Statements, and as listed in Schedule A to the Note(s). No Company asset is subject to any lien, mortgage, pledge, charge or encumbrance of any kind except as described in Exhibit B hereto.

          (l) Brokers or Finders.  To the  knowledge of the Company,  no person,
              ------------------
firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against GET USA for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold GET USA harmless for any claims made for any commission, fee or other compensation concerning the transactions contemplated by this Agreement.


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

5.   Representations  and Warranties of GET USA. GET USA represents and warrants
     -------------------------------------------
to the Company as follows:


         (a) Any Note(s) purchased will be for investment purposes only and for GET USA's own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. GET USA understands that neither the Note(s) nor the Conversion Securities have been registered under the Securities Act or any state securities laws by reason of their contemplated issuance in transactions exempt from the registration requirements of the Securities Act and applicable state securities laws and that the reliance of the Company and others upon these exemptions is predicated in part upon this representation by GET USA. GET USA further understands that the Note(s) and the Conversion Securities may not be transferred or resold without (i) registration under the Securities Act and any applicable state securities laws, or (ii) the availability of an exemption from the requirements of the Securities Act and applicable state securities laws.

         (b) GET USA's principal place of business is located at the address set forth on the signature page hereto. GET USA qualifies as an "accredited investor," as defined in Rule 501 of Regulation D under the Securities Act. GET USA acknowledges that the Company has made available to GET USA at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business, operations and financial condition of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information requested by such Investor. GET USA is able to bear the loss of its entire investment in the Note(s) and the Conversion Securities and it has such knowledge and experience of financial and business matters that it is capable of evaluating the merits and risks of the investment to be made pursuant to this Agreement. However, neither the foregoing nor any other due diligence investigation conducted by GET USA or on its behalf shall limit, modify or affect the representations and warranties of the Company set forth in Section 4 of this Agreement or the right of GET USA to rely thereon.

         (c) This Agreement has been duly authorized by all necessary action on the part of GET USA, has been duly executed and delivered by GET USA and is a valid and binding agreement of GET USA.

          (d) GET USA will not permit any of its Affiliates to invest in the securities offered pursuant to this Agreement unless and until such Affiliate agrees to be bound by the terms of this Agreement, including without limitation the representations and warranties contained in this Section 5, and such representations and warranties shall be true and accurate with respect to such Affiliate at the time such Affiliate makes an Advance hereunder.

6.    Covenants of the Company.
      ------------------------

         (a) Subject to the terms of a Confidentiality Agreement to be executed by GET USA and the Company, from the date hereof through the earlier of the Maturity Date or the termination of this Agreement, the Company shall (i) provide GET USA with observation rights for all regular and special meetings of the Company's Board of Directors and shall provide prompt notice thereof in each instance; provided, however, the Company may exclude GET USA from any portion of the Board meetings which it deems necessary due to the nature of the discussions taking place including, without limitation, discussions regarding any merger, acquisition or recapitalization of the Company; (ii) hold telephonic or


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

in-person meetings on not less than a weekly basis with GET USA representatives to discuss, inter alia, the business operations and capital needs of the Company; and (iii) provide, during normal business hours, full access to management of the Company and all Company records, including financial information and otherwise, by GET USA representatives provided that such access shall not interfere with the operations of the Company and shall not include access to any confidential information of any third party with respect to which the Company is obligated not to disclose the information to any third party.

7.  Registration  Rights.  The Company shall register the Conversion  Securities
    --------------------
with the SEC on Form S-3 as soon as practicable following the earlier of the Maturity Date or the termination of the Agreement. The Company shall bear all filing expenses associated with the registration of the Conversion Securities while GET USA shall be solely responsible for all selling expenses associated with any sale of the Conversion Securities.

8.  Exclusivity; Right of First Refusal.
    -----------------------------------

         (a) During the term of this Agreement (as defined in Section 9(h) below), the Company hereby covenants and agrees that GET USA, and its assigns, shall have the exclusive right (but not the obligation) to negotiate with the Company with respect to any merger, acquisition (of all or substantially all of the assets of the Company) or other form of business combination; provided, however, that the Company shall be entitled to seek $500,000 to $1,000,000 in additional funding from time to time to meet operational needs with GET USA's consent, which consent shall not be unreasonably withheld or delayed. In addition, for a six-month period following the term hereof, the Company hereby acknowledges and agrees that GET USA, and its assigns, shall have an exclusive right of first refusal on any proposed merger, acquisition (of all or substantially all of the assets of the Company) or other form of business combination between the Company and any third party.

9.  Miscellaneous.
    -------------

          (a) Fees and  Expenses.  The  Company  shall  pay all  legal  fees and
              ------------------
related costs incurred by GET USA in connection with the preliminary due diligence investigation of the Company and the negotiation and drafting of this Agreement, including the Exhibits hereto, in an amount not to exceed $10,000 in the aggregate. All such fees and related costs shall be paid in full at the time of each Advance. If it is determined in a judicial proceeding that a party to this Agreement has failed to perform under any provision of this Agreement, and if the other party shall employ attorneys or incur other expenses for the enforcement, performance or observance of the terms of this Agreement on the part of the non-performing party, then such other party shall be reimbursed by the non-performing party, on demand, for reasonable attorneys' fees and other out-of-pocket expenses including any such costs and expenses incurred in any bankruptcy or insolvency proceedings or on appeal.

          (b) Indemnification.  The Company agrees to defend, indemnify, pay and
              ---------------
hold harmless (jointly and severally) GET USA and the each of the officers, directors, counsel, agents and affiliates of GET USA (collectively, the "GET USA Indemnitees") from and against any and all losses, liabilities, damages and claims, whether based on any federal, state or foreign laws, statutes, rules and regulations, on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by or asserted against any GET USA Indemnitee in any manner relating to, arising out of or resulting from this Agreement or the transactions contemplated hereby (collectively, the "GET USA Indemnified Liabilities"); provided, however, that the Company shall not have any obligation to any GET USA Indemnitee hereunder with respect to GET USA Indemnified

Liabilities to the extent such GET USA Indemnified Liabilities arise from the gross negligence or willful misconduct of that GET USA Indemnitee as determined by a final judgment of a court of competent jurisdiction.

         (c) Waiver of Trial by Jury.  THE  PARTIES,  INCLUDING  ANY  ASSIGNEES,
             -----------------------
HEREBY WAIVE (A) THEIR RIGHT TO TRIAL BY JURY OF DISPUTES, CLAIMS OR CONTROVERSIES BETWEEN THEMSELVES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY AGREEMENTS, INSTRUMENTS OR TRANSACTIONS RELATING TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE; AND (B) THEIR RIGHT TO ANY CONSEQUENTIAL OR PUNITIVE DAMAGES.

         (d)  Modifications,   Consents  and  Waivers;   Entire  Agreement.   No
              ------------------------------------------------------------
modification, amendment or waiver of or with respect to any provision of this Agreement, nor consent to any departure by the Company from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by each of the parties hereto. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. This Agreement, including the Exhibits hereto, embodies the entire agreement and understanding between the Company and GET USA relating to the subject matter hereof and supersedes all prior agreements and understandings.

         (e) Notices. All demands, notices and communications hereunder shall be
             -------
in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as set forth in the introductory paragraph and/or signature page hereto, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         (f) Construction;  Governing Law; Consent to Jurisdiction. The headings
             -----------------------------------------------------
used in this Agreement are for convenience only. Each party acknowledges that it has had the opportunity to consult with legal counsel in the preparation and review of this Agreement and the Exhibits hereto. The parties therefore stipulate that the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor any party against the other. This Agreement shall be construed in accordance with the laws of the State of Nevada. The parties hereto irrevocably (i) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in a court of record in the State of Nevada, County of Clark, or in the United States District Court in Las Vegas, Nevada, (ii) consent to the jurisdiction of each such court in any such suit, action or proceeding, and (iii) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

         (g) Binding Effect:  No Assignment or Delegation.  This Agreement shall
             --------------------------------------------
be binding upon and inure to the benefit of the Company and its successors and to the benefit of GET USA and its successors and assigns. The rights and obligations of the Company under this Agreement shall not be assigned or delegated without the prior written consent of GET USA, and any purported assignment or delegation without such consent shall be void.

         (h) Term of Agreement;  Termination.  This Agreement shall terminate on
             -------------------------------
the six-month anniversary of the date hereof unless terminated earlier by GET USA at its sole discretion. In the event that such termination is as a result of an event of default under the Note(s), all outstanding principal and accrued interest under the Note(s) shall become immediately become due and payable.

          (i) No Joint Venture.  This Agreement is not intended and shall not be
              ----------------
construed as creating a partnership or joint venture between the parties hereto.

         (j)  Counterparts.   This   Agreement  may  be  executed  in  multiple
              -------------
counterparts so that when all parties have signed this form of Agreement such signatures taken together form one complete agreement.

         (k)  Certain  Remedies.  Without  in  any  way  limiting  the  remedies
              -----------------
otherwise available under the Agreement, the parties hereto acknowledge that in the event of any breach or nonperformance by either party of any agreements or covenant required by this Agreement to be performed or observed by it, the other party shall be entitled to such equitable remedies as may be appropriate, including, without limitation, specific performance.


          IN WITNESS WHEREOF, the Company and GET USA have executed this Agreement effective as of the date first written above.


INNOVATIVE GAMING CORPORATION OF AMERICA,
A Minnesota Corporation


By:
   -----------------------------------------
Print Name:
           ---------------------------------
Its:
    ----------------------------------------

Address:
333 Orville Wright Court
Las Vegas, NV 89119
Facsimile (702) 614-7114

GET USA, INC.,
A Nevada Corporation


By:
   -----------------------------------------
Print Name:
           ---------------------------------
Its:
    ----------------------------------------

Address:
4147 Sumac Dr.
Sherman Oaks, CA 91403
Facsimile: (413) 208-9601

                                    EXHIBIT A

                       FORM OF CONVERTIBLE PROMISSORY NOTE

                                    EXHIBIT B

                         LIST OF ASSETS AND DESCRIPTION
                             OF ENCUMBRANCES THEREON



Secured Party                           Collateral
-------------                           ----------

Finova Capital Corp.                    All contracts, receivables and equipment
                                        covered by bucket sale agreements.

Crown Bank                              Raw  materials,  work  in  process,  and
                                        finished goods held for sale

Systran Fin. Svcs. Corp.                Accounts receivable,  customer deposits,
                                        contract rights, chattel paper, general intangibles, instruments and documents, and proceeds therefrom.

PDS Gaming Corp.                        All    equipment    covered   by   lease
                                        schedules; all subleases, chattel paper, accounts, deposits, or other proceeds therefrom.

New Horizon Capital                     Accounts    receivable,     inventories,
                                        contract    rights,    chattel    paper,
                                        intangibles, equipment (subordinate to prior financing parties), and proceeds from the foregoing.


Except as set forth above, the assets of the Company are not encumbered.

                                    EXHIBIT C

                           OUTSTANDING PREFERRED STOCK
                             AS OF DECEMBER 12, 2001

                                                                     Potential
Description                               Shares    Stated Value      Common

Series E Convertible Preferred            60,000     $  600,000      2,764,977
Convertible to common at 70% of average
closing bid price for prior 5 days

Series F Convertible Preferred           230,000     $2,300,000     10,599,078
Convertible to common at 70% of average
closing bid price for prior 5 days

Series J Convertible Preferred            50,000     $  645,000        500,000
Convertible to common at 10 shares of
Common for each share of preferred

Series K Convertible Preferred             4,567     $4,567,000     16,310,714
Convertible to common at current
market value